-----------------------
                                                         OMB APPROVAL
                                                         -----------------------
                                                         OMB Number: 3235-0060
                                                         -----------------------
                                                         Expires: March 31, 2003
                                                         -----------------------
                                                         Estimated average
                                                         burden
                                                         hours per response:
                                                         1.25
                                                         -----------------------



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)     March 18, 2002
                                                --------------------------------

                        Standard Automotive Corporation
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

        Delaware                     001-13657                 52-2018607
--------------------------------------------------------------------------------
(State or Other Jurisdiction        (Commission              (IRS Employer
      of Incorporation)             File Number)           Identification No.)

280 Park Avenue, 21st Floor West, New York, NY                   10017
--------------------------------------------------------------------------------
   (Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code:      (212) 286-1300
                                                    ----------------------------

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 3.  Bankruptcy or Receivership

     On March 18, 2002, PNC Bank, National Association ("PNC"), as the administrative agent for a number of lenders that have loaned money to Standard Automotive Corporation (the "Company"), commenced an action entitled PNC Bank,
                                                                     ---------
National Association, et al. v. Standard Automotive Corporation, et al. (docket
----------------------------------------------------------------------
number not assigned) in the Superior Court of New Jersey, Chancery Division, Middlesex County (the "State Court"). On March 19, 2002, in response to PNC's request, the State Court appointed Getzler & Company ("Getzler") as a fiscal agent for the Company and its subsidiaries. Getzler's appointment took effect immediately.

     Later on March 19, 2002, the Company announced that it and four of its subsidiaries had filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") (Case Nos. 02-11257-cb, 02-11259-cb, 02-11261-cb, 02-11263-cb and
02-11265-cb). In addition to the Company, the filing entities include Ajax Manufacturing Company, CPS Enterprises, Inc., Barclay Investments, Inc., and Critical Components Corporation (such filing entities, collectively, the "Debtors"). The Debtors will continue to manage their properties and operate their businesses as debtors-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code. The automatic stay under Sec.362 of the Bankruptcy Code, in conjunction with Sec.543 of the Bankruptcy Code, effectively stays the enforcement of the State Court's ruling appointing Getzler as fiscal agent for the Debtors.

Item 5.  Other Events

     Also on March 19, 2002, the Company announced that it had received a proposed commitment from Raymond International, W.L.L. ("Raymond"), to provide up to $5 million in debtor-in-possession (DIP) financing. The Company hopes to receive and to use this money for working capital purposes. The proposed DIP financing is subject to, among other things, Bankruptcy Court approval.

     The Company's press release regarding the Chapter 11 filings and the proposed commitment for DIP financing is filed as Exhibit 99.1 to this report.

Item 7.  Financial Statements and Exhibits.

     99.1   Press Release, dated March 19, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              STANDARD AUTOMOTIVE CORPORATION

Date:  March 22, 2002                             /s/ MATTHEW B. BURRIS
      ---------------------                   -------------------------------
                                                  Matthew B. Burris
                                                  Chief Financial Officer